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                                                                  EXHIBIT 23(d)

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 23, 1998, with respect to the financial statements of J&J Rental Services, Inc. in Post-Effective Amendment No. 1 to the Registration Statement (Form S-1 No. 333-41419) and the related Prospectus of United Rentals, Inc. for the registration of 22,211,696 shares of its common stock.

                                          /s/ Ernst & Young LLP

MetroPark, New Jersey

March 4, 1998